UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2020

180 LIFE SCIENCES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Menlo Avenue, Suite 100 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 854-4400

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

EXPLANATORY NOTE

On November 6, 2020 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders held on November 5, 2020 (the “Special Meeting”), where the stockholders of KBL Merger Corp. IV (the “Company” or, prior to the closing of the Business Combination, sometimes referred to herein as “KBL”) considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among KBL, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger” and the “Surviving Company”). The Merger became effective on November 6, 2020 (such time, the “Effective Time”, and the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV changed its name to 180 Life Sciences Corp. References to “KBL” in this report refer to 180 Life Sciences Corp. (formerly KBL Merger Corp. IV) before the Closing of the Business Combination and references to the “Company” refer to 180 Life Sciences Corp. (formerly KBL Merger Corp. IV) after the Business Combination, unless the context suggests otherwise.

On November 12, 2020, the Company filed a Current Report on Form 8-K (the “Original Super 8-K”) to, among other things, disclose the Closing of the Business Combination, and to file certain financial statements as are required by the rules and regulations of the Securities and Exchange Commission (the “SEC”).

On December 29, 2020, the Board of Directors of the Company concluded, after discussion with the Company’s management and the independent registered public accounting firm for KBL, that the consolidated financial statements of the Company, which were prepared by the former KBL management for the interim period ended September 30, 2020, should no longer be relied upon due to errors in the consolidated financial statements and should be restated. Thereafter, on February 5, 2021, the Company filed with the SEC an Amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2020 to amend the Quarterly Report on Form 10-Q filed with the SEC on November 24, 2020, to include additional disclosures related to contingent liabilities and to restate the financial statements to record certain previously unrecorded liabilities. Such financial statements are not included in this Amended Form 8-K.

On February 3, 2021, the Company filed with the SEC a Current Report on Form 8-K to disclose that, on January 28 2021, the Board of Directors of the Company concluded, after discussion with the Company’s management and the independent registered public accounting firm for KBL, that the consolidated financial statements of the Company, which were prepared by the former KBL management, for the interim period ended June 30, 2020, should no longer be relied upon due to errors in the consolidated financial statements and should be restated. Thereafter, on February 5, 2021, the Company filed with the SEC an Amended Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2020 (the “Amended Form 10-Q”) to amend the Quarterly Report on Form 10-Q filed with the SEC on August 20, 2020 to include additional disclosures related to contingent liabilities and to restate the financial statements to record certain previously unrecorded liabilities. Such financial statements are not included in this Amended Form 8-K.

The Company is filing this Current Report on Form 8-K/A (the “Amended 8-K”), which serves as an amendment to the Original Super 8-K, solely to amend Item 9.01 of the Original Super 8-K to (1) replace Exhibit 99.7 to the Original Super 8-K (Unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the six months ended June 30, 2020) with a new Exhibit 99.7 that is being attached as Exhibit 99.7 to this Amended 8-K, which new Exhibit 99.7 will take into account the restated financial statements of the Company as of June 30, 2020 as set forth in the Amended Form 10-Q; (2) file as a new Exhibit 99.9 the unaudited financial statements of 180 for the nine months ended September 30, 2020 and 2019; (3) file as a new Exhibit 99.10 the unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the nine months ended September 30, 2020; (4) file as a new Exhibit 99.11 the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of 180 with respect to the nine months ended September 30, 2020; (5) file as a new Exhibit 99.12 the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of KBL with respect to the three and six months ended June 30, 2020 (which was included in the Amended Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2020 that was filed on February 5, 2021); and (6) file as a new Exhibit 99.14 the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of KBL with respect to the three and six months ended September 30, 2020 (which was included in the Amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2020 that was filed on February 5, 2021). No other changes are being made to the Original Super 8-K through the filing of this Amended 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the following financial statements of the 180 Parties are attached to this Current Report on Form 8-K/A (or incorporated by reference herein), and are attached (or incorporated by reference herein) as Exhibit 99.1 to 99.6, and as Exhibit 99.1, hereto, respectively:

●	Audited financial statements of 180 for the fiscal year ended December 31, 2019 and for the period from March 7, 2018 (Inception) through December 31, 2018 (Exhibit 99.1);

●	Unaudited financial statements of 180 for the six months ended June 30, 2020 and 2019 (Exhibit 99.2);

●	Audited financial statements of CannBioRex Pharmaceuticals Corp. for the period from March 8, 2018 (Inception) to December 31, 2018 (Exhibit 99.3);

●	Unaudited financial statements of CannBioRex Pharmaceuticals Corp. for the six months ended June 30, 2019 and for the period from March 8, 2018 (Inception) through June 30, 2018 (Exhibit 99.4);

●	Audited financial statements of 180 Therapeutics L.P. for the fiscal years ended December 31, 2018 and 2017 (Exhibit 99.5);

●	Unaudited financial statements of 180 Therapeutics L.P. for the six months ended June 30, 2019 and 2018 (Exhibit 99.6);

●	Unaudited financial statements of 180 for the nine months ended September 30, 2020 and 2019 (Exhibit 99.9);

●	Management’s Discussion and Analysis of Financial Condition and Results of Operations of 180 with respect to the nine months ended September 30, 2020 (Exhibit 99.11);

●	Management’s Discussion and Analysis of Financial Condition and Results of Operations of KBL with respect to the three and six months ended June 30, 2020 (Exhibit 99.12); and

●	Management’s Discussion and Analysis of Financial Condition and Results of Operations of KBL with respect to the three and six months ended September 30, 2020 (Exhibit 99.13).

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), the following pro forma financial statements are attached to this Current Report on Form 8-K-A (or incorporated by reference herein), and are attached (or incorporated by reference herein) as Exhibit 99.7 and Exhibit 99.10 hereto, respectively:

•	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the period ended June 30, 2020 (Exhibit 99.7); and

•	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the period ended September 30, 2020 (Exhibit 99.10).

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of July 25, 2019, by and among KBL Merger Corp. IV, KBL Merger Sub, Inc., 180 Life Sciences Corp., Katexco Pharmaceuticals Corp., CannBioRex Pharmaceuticals Corp., 180 Therapeutics L.P. and Lawrence Pemble (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL Merger Corp. IV on July 26, 2019 and incorporated by reference herein).
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of January 29, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL Merger Corp. IV on February 3, 2020 and incorporated by reference herein).
2.3	Amendment No. 2 to the Business Combination Agreement, dated as of August 7, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL Merger Corp. IV on August 13, 2020 and incorporated by reference herein).
3.1	Second Amended and Restated Certificate of Incorporation of the registrant. (1)
10.1	Form of Lock-Up Agreement. (1)
10.2	Escrow Agreement dated November 6, 2020 by and between the registrant, Continental Stock Transfer & Trust Company, and Lawrence Pemble. (1)
10.3	2020 Omnibus Incentive Plan. (1)
10.4	Employment Agreement, dated July 1, 2020 by and between 180 Life Corp. (f/k/a 180 Life Sciences Corp.) and James N. Woody, M.D., Ph.D. (1)
10.5	First Amendment to Employment Agreement by and between 180 Life Corp. (f/k/a 180 Life Sciences Corp.) and James N. Woody, M.D., Ph.D. (1)
99.1	Audited financial statements of 180 for the fiscal year ended December 31, 2019 and for the period from March 7, 2018 (Inception) through December 31, 2018. (1)
99.2	Unaudited financial statements of 180 for the six months ended June 30, 2020 and 2019. (1)
99.3	Audited financial statements of CannBioRex Pharmaceuticals Corp. for the period from March 8, 2018 (Inception) through December 31, 2018. (1)
99.4	Unaudited financial statements of CannBioRex Pharmaceuticals Corp. for the six months ended June 30, 2019 and for the period from March 8, 2018 (Inception) through June 30, 2018. (1)
99.5	Audited financial statements of 180 Therapeutics L.P. for the fiscal years ended December 31, 2018 and 2017. (1)
99.6	Unaudited financial statements of 180 Therapeutics L.P. for the six months ended June 30, 2019 and 2018. (1)
99.7	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the six months ended June 30, 2020. (2)
99.8	Nominating and Corporate Governance Committee Charter. (1)
99.9	Unaudited financial statements of 180 for the nine months ended September 30, 2020 and 2019. (2)
99.10	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the nine months ended September 30, 2020. (2)
99.11	Management’s Discussion and Analysis of Financial Condition and Results of Operations of 180 with respect to the nine months ended September 30, 2020. (2)
99.12	Management’s Discussion and Analysis of Financial Condition and Results of Operations of KBL with respect to the three and six months ended June 30, 2020 (included as Part I, Item 2 of the Quarterly Report on Form 10-Q/A of 180 Life Sciences Corp. (f/k/a KBL Merger Corp. IV) for the quarterly period ended June 30, 2020 that was filed with the Securities and Exchange Commission on February 5, 2021, and incorporated herein by reference).
99.13	Management’s Discussion and Analysis of Financial Condition and Results of Operations of KBL with respect to the three and six months ended September 30, 2020 (filed as Item I, Part 2 of the Quarterly Report on Form 10-Q/A for 180 Life Sciences Corp. (f/k/a KBL Merger Corp. IV) for the quarterly period ended September 30, 2020 that was filed with the Securities and Exchange Commission on February 5, 2021, and incorporated herein by reference).

(1)	Previously filed with the Original Super 8-K.
(2)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2021

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D..
	Name:	James N. Woody, M.D., Ph.D.
	Title:	Chief Executive Officer

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